Schedule

to the

Master Agreement

dated as of June 07, 2006

between

Credit Suisse International, an unlimited company incorporated under the laws of England and Wales ("Party A")	and	Deutsche Bank National Trust Company, not in its individual capacity, but solely as Trustee for Saxon Asset Securities Trust 2006-2 ("Party B")

Part 1

Termination Provisions

In this Agreement:

(a)

Specified Entity.  "Specified Entity" shall have no meaning in relation to Party A or Party B.

(b)

Specified Transaction.  Specified Transaction will have the meaning specified in Section 14.

(c)

Certain Events of Default.  The following Events of Default will apply to the parties as specified below, and the definition of "Event of Default" in Section 14 is deemed to be modified accordingly:

Section 5(a)(i) (Failure To Pay or Deliver) will apply to Party A and will apply to Party B.

Section 5(a)(ii) (Breach of Agreement) will apply to Party A and will not apply to Party B.

Section 5(a)(iii) (Credit Support Default) will apply to Party A and will not apply to Party B, unless Party A has posted collateral under the Credit Support Annex, in which case it will apply to Party B.

Section 5(a)(iv) (Misrepresentation) will apply to Party A and will not apply to Party B.

Section 5(a)(v) (Default Under Specified Transaction) will not apply to Party A or Party B.

Section 5(a)(vi) (Cross Default) will apply to Party A and will not apply to Party B.

Section 5(a)(vii) (Bankruptcy) will apply to Party A and will apply to Party B.

Section 5(a)(viii) (Merger Without Assumption) will apply to Party A and will apply to Party B.

(d)

Termination Events.  The “Illegality” provision of Section 5(b)(i), the “Tax Event” provision of Section 5(b)(ii), the “Tax Event Upon Merger” provision of Section 5(b)(iii) and the “Credit Event Upon Merger” provision of Section 5(b)(iv) will apply to both Party A and Party B.

(e)

Automatic Early Termination.  The "Automatic Early Termination" provision of Section 6(a) will not apply to Party A or Party B.

Registered Office as above

Registered with unlimited liability in England under No. 2500199

Authorised and Regulated by the Financial Services Authority

VAT No: GB 447 0737 41

CREDIT SUISSE INTERNATIONAL

One Cabot Square,

Telephone 020 7888 8888

London E14 4QJ

www.credit-suisse.com

(f)

Payments on Early Termination.  For the purpose of Section 6(e), the Second Method and Market Quotation will apply.

(g)

Termination Currency.  "Termination Currency" means United States Dollars.

(h)

Additional Termination Event.

Each of the following shall be an Additional Termination Event with respect to Party B as the sole Affected Party:

(1)

Termination of Trust.  The termination of the obligations and responsibilities of the parties to the Pooling and Servicing Agreement pursuant to Section 9.1 of the Pooling and Servicing Agreement.

(2)

Amendment of Pooling and Servicing Agreement.  Party B shall fail to comply with Part 5(h) of this Schedule.

(3)

Counterparty Rating Agency Downgrade.  If Party A no longer has a long-term credit rating of at least A (or its equivalent) from at least one of the Rating Agencies rating the Certificates (a “Counterparty Rating Agency Downgrade”), provided that none of the following events shall occur:  Party A shall, no later than the 30th day following the Counterparty Rating Agency Downgrade, either (1) obtain a substitute Counterparty that is a bank or other financial institution that has a long-term credit rating of at least A (or its equivalent) from at least one of the Rating Agencies rating the Certificates (the “Counterparty Rating Requirement”), (2) obtain a guaranty of or a contingent agreement of another person that meets the Counterparty Rating Requirement to honor Party A’s obligations hereunder, (3) post collateral under the Credit Support Annex attached hereto and made a part hereof, or (4) restore its long-term credit rating to at least A (or its equivalent) from at least one of the Rating Agencies rating the Certificates.  As used herein: (i) “Moody’s” means Moody’s Investors Service, Inc., or any successor nationally recognized statistical rating organization, (ii) “S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. or any successor nationally recognized statistical rating organization, (iii) “Fitch” means Fitch Ratings, or any successor nationally recognized statistical rating organization, and (iv) “Rating Agency” means Moody’s, S&P, or Fitch.

(4)

If (A) Saxon Asset Securities Company, as depositor (the “Depositor”), still has a reporting obligation with respect to this Transaction pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), and (B) Party A has not, within 30 days after receipt of a Swap Disclosure Request (as defined below), complied with the provisions set forth in Section 5(o)(4) below (provided that if the significance percentage increases to 10% or 20% (as the case may be) after a Swap Disclosure Request has been made to Party A, Party A must comply with the provisions set forth in paragraph Section 5 (o)(4) below within 10 days of Party A being informed of the significance percentage reaching 10% or 20%), then an Additional Termination Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

Part 2

Tax Representations

(a)

Payer Tax Representations.  For the purpose of Section 3(e), Party A and Party B each makes the following representation:

It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e)) to be made by it to the other party under this Agreement.  In making this representation, it may rely on:

(i)

the accuracy of any representation made by the other party pursuant to Section 3(f);

(ii)

the satisfaction of the agreement of the other party contained in Section 4(a)(i) or 4(a)(iii) and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii); and

(iii)

the satisfaction of the agreement of the other party contained in Section 4(d);

provided that it shall not be a breach of this representation where reliance is placed on clause (ii), and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b)

Payee Tax Representations.  For the purpose of Section 3(f),

(i)

Party A makes the following representation to Party B:

(A)

Party A is entering into each Transaction in the ordinary course of its trade as, and is, a recognized UK bank as defined in Section 840A of the UK Income and Corporation Taxes Act of 1988.

(B)

Party A has been approved as a Withholding Foreign Partnership by the US Internal Revenue Service.

(C)

Party A's Withholding Foreign Partnership Employer Identification Number is 98-0330001.

(D)

Party A is a partnership that agrees to comply with any withholding obligation under Section 1446 of the Internal Revenue Code.

(ii)

Party B makes the following representations to Party A:

The beneficial owner of payments made  to Party b is a "United States Person" within the meaning of the applicable U.S. Treasury Regulations.

Part 3

Agreement to Deliver Documents

Each party agrees to deliver the following documents as applicable:

(a)

For the purpose of Section 4(a)(i), tax forms, documents or certificates to be delivered are:

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered

Party A and Party B

Any form or document required or reasonably requested to allow the other party to make payments under the Agreement without any deduction or withholding on account of any tax, or with such deduction or withholding at a reduced rate.

(i) Before the first Payment Date under this Agreement, such form to be updated at the beginning of each succeeding three-calendar-year period after the first payment date under this Agreement, (ii) promptly upon reasonable demand by the other party and (iii) promptly upon learning that any such Form previously provided has become obsolete or incorrect.

(b)

For the purpose of Section 4(a)(ii), other documents to be delivered are:

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered	Covered by Section 3(d) Representation

Party A and Party B	Evidence reasonably satisfactory to the other party as to the names, true signatures and authority of the officers or officials signing this Agreement or any Confirmation on its behalf	Upon execution this Agreement and, if requested, upon execution of any Confirmation	Yes

Party A	A copy of the annual report for such party containing audited or certified financial statements for the most recently ended financial year	Upon request, as soon as publicly available	Yes

Party A and Party B	An opinion of counsel to such party reasonably satisfactory in form and substance to the other party covering the enforceability of this Agreement against such party	Upon execution of this Agreement	No

Party B	Executed copies of the Pooling and Servicing Agreement and such other documents as requested by Party A.	Upon execution of this Agreement.	No

Party B	Reports to the Depositor and the Trustee, as set forth in Section 4.4 of the Pooling and Servicing Agreement	At such times as such Reports to the Depositor and the Trustee are required to be delivered to the Trustee pursuant to the Pooling and Servicing Agreement	Yes

Party B	Such other information in connection with the Certificates or the Pooling and Servicing Agreement in the possession of Party B as Party A may reasonably request.	Upon request	No

Party B	Any and all proposed and executed amendments to the Pooling and Servicing Agreement.	Each (i) the date of distribution to the Certificates or (ii) the date of execution by Party B, as applicable.	No

Part 4

Miscellaneous

(a)

Addresses for Notices.  For the purpose of Section 12(a):

Notwithstanding Section 12 (a) of the Agreement, all notices, including those to be given under Section 5 or Section 6 of the Agreement, may be given by facsimile transmission or electronic messaging system.

(i)

(1)

Address for notices or communications to Party A:

Address

One Cabot Square

Attention:

(1)

Head of Credit Risk Management;

London E14 4QJ

(2)

Global Head of OTC Operations,

Operations Department;

(3)

General Counsel Europe –

Legal and Compliance Department

Telex No.:

264521

Answerback:

CSIN G

(2)

For the purpose of facsimile notices or communications under this Agreement:

Facsimile No.:

+44 (0) 207 888 2686

Attention:

General Counsel Europe - Legal and Compliance Department

Telephone number for oral confirmation of receipt of facsimile in legible form:  +44 (0) 207 888 4465

Designated responsible employee for the purposes of Section 12(a)(iii):  Senior Legal Secretary

With a copy to:

Facsimile No. +44 (0) 207 888 3715

Head of Credit Risk Management

With a copy to:

Facsimile No. +44 (0) 207 888 9503

Global Head of OTC Operations, Operations Department.

(ii)

Address for notices or communications to Party B:

Address:	Deutsche Bank National Trust Company 1761 East Saint Andrew Place Santa Ana, California 92705	Attention:	SX0602

Telephone No.:	(714) 2476000	Facsimile No.:	(714) 2476329

(For all purposes.)

With copies to:

Address:	Credit Suisse Securities (USA) LLC 11 Madison Avenue New York, N.Y. 10010	Attention:	Joseph Little

Telephone No.:	(212) 325-7892	Facsimile No.:	(212) 742-5181

(b)

Process Agent.  For the purpose of Section 13(c):

Party A appoints as its Process Agent: Credit Suisse Securities (USA) LLC, Eleven Madison Avenue, New York, NY 10010 (Attention: General Counsel, Legal and Compliance Department).

Party B appoints as its Process Agent: Not Applicable.

(c)

Offices.  The provisions of Section 10(a) will apply to this Agreement.

(d)

Multibranch Party. For the purpose of Section 10(c):

Party A is not a Multibranch Party.

Party B is not a Multibranch Party.

(e)

Calculation Agent.  The Calculation Agent is Party A.

(f)

Credit Support Document.  Details of any Credit Support Document:

(i)

With respect to Party B, the Pooling and Servicing Agreement dated as of May 1, 2006, among Saxon Asset Securities Company, as Depositor, Saxon Mortgage, Inc. as Master Servicer and Party B as the trustee, as amended from time to time (the “Pooling and Servicing Agreement”).

(ii)

With respect to Party A:  The Credit Support Annex.

(g)

Credit Support Provider.

Credit Support Provider means in relation to Party A: Not applicable.

Credit Support Provider means in relation to Party B: Not applicable.

(h)

Governing Law.  This Agreement and, to the fullest extent permitted by applicable law, all matters arising out of or relating in any way to this Agreement, will be governed by and construed in accordance with the laws of the State of New York without reference to choice of law doctrine.

(i)

Netting of Payments.  Section 2(c)(ii) of this Agreement will not apply to the Transactions.

(j)

Affiliate.  Affiliate will have the meaning specified in Section 14, provided that Party B shall be deemed to have no Affiliates.

Part 5

Other Provisions

(a)

Definitions.  Unless otherwise specified in a Confirmation, this Agreement and each Transaction between the parties are subject to the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. (the "2000 Definitions"), and will be governed in all relevant respects by the provisions set forth in the 2000 Definitions, without regard to any amendment to the 2000 Definitions subsequent to the date hereof.  The provisions of the 2000 Definitions are incorporated by reference in and shall be deemed a part of this Agreement, except that references in the 2000 Definitions to a "Swap Transaction" shall be deemed references to a "Transaction" for purposes of this Agreement.

(b)

Independent Reliance.  The parties agree to amend Section 3 of this Agreement by the addition of the following provision at the end thereof and marked as subsection (g).

"(g)

Independent Reliance.  Party A is entering into this Agreement and will enter into each Transaction in reliance upon such tax, accounting, regulatory, legal, and financial advice as it deems necessary and not upon any view expressed by the other party.  Party B is entering into this Agreement and will enter into each Transaction in reliance upon the direction of the Depositor and not upon any view expressed by the other party."

(c)

Change of Account.  Section 2(b) of this Agreement is hereby amended by the addition of the following after the word "delivery" in the first line thereof:

"to another account in the same legal and tax jurisdiction as the original account"

(d)

Escrow Payments.  If (whether by reason of the time difference between the cities in which payments are to be made or otherwise) it is not possible for simultaneous payments to be made on any date on which both parties are required to make payments hereunder, either party may at its option and in its sole discretion notify the other party that payments on that date are to be made in escrow.  In this case deposit of the payment due earlier on that date shall be made by 2.00 pm (local time at the place for the earlier payment) on that date with an escrow agent selected by the notifying party, accompanied by irrevocable payment instructions (i) to release the deposited payment to the intended recipient upon receipt by the escrow agent of the required deposit of the corresponding payment from the other party on the same date accompanied by irrevocable payment instructions to the same effect or (ii) if the required deposit of the corresponding payment is not made on that same date, to return the payment deposited to the party that paid it into escrow.  The party that elects to have payments made in escrow shall pay all costs of the escrow arrangements.

(e)

Recording of Conversations.  Each party to this Agreement acknowledges and agrees to the tape recording of conversations between the parties to this Agreement whether by one or other or both of the parties and each party hereby consents to such recordings being used as evidence in Proceedings.

(f)

Waiver of Right to Trial by Jury.  Each party waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any suit, action or proceeding relating to this Agreement or any Credit Support Document.  Each party (i) certifies that no representative, agent or attorney of the other party or any Credit Support Provider has represented, expressly or otherwise, that such other party would not, in the event of such a suit action or proceeding, seek to enforce the foregoing waiver and (ii) acknowledges that it and the other party have been induced to enter into this Agreement and provide for any Credit Support Document, as applicable by, among other things, the mutual waivers and certifications in this Section.

(g)

Pooling and Servicing Agreement.

(1)

Capitalized terms used in this Agreement that are not defined herein and are defined in the Pooling and Servicing Agreement shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

(2)

Notwithstanding any other provision of this Agreement, Party A may not, prior to the date which is one year and one day, or if longer the applicable preference period then in effect, after the payment in full of all Certificates, institute against, or join any other Person in instituting against, the Trust any bankruptcy, reorganization, arrangement, insolvency, moratorium or liquidation proceedings, or other proceedings under Federal, State, or bankruptcy or similar laws.  Nothing shall preclude, or be deemed to stop, Party A (i) from taking any action prior to the expiration of the aforementioned one year and one day period, or if longer the applicable preference period then in effect, in (A) any case or proceeding voluntarily filed or commenced by the Trust or (B) any involuntary insolvency proceeding filed or commenced by a Person other than Party A or its affiliates , or (ii) from commencing against the Trust or any of the Trust Fund any legal action which is not a bankruptcy, reorganization, arrangement, insolvency, moratorium, liquidation or similar proceeding.  Party A further acknowledges that Party B’s obligations hereunder shall be solely the obligations of the Trust and that recourse in respect of any obligations of Party B hereunder will be limited to assets of the Trust as applied in accordance with the terms of the Pooling and Servicing Agreement and, on exhaustion thereof, all claims against Party B arising from this Agreement or contemplated hereby shall be extinguished.

(3)

Party B will provide at least 30 days’ prior written notice to Party A of any proposed amendment or modification to the Pooling and Servicing Agreement.

(h)

Amendment of the Pooling and Servicing Agreement.  Party B will provide at least ten days’ prior written notice to Party A of any proposed amendment or modification to the PSA and Party B will obtain the prior written consent of Party A to any such amendment or modification, where such consent is required under the terms of the PSA.

(i)

Transfer.  Section 7 is hereby amended to read in its entirety as follows:

Except as stated under Section 6(b)(ii), in this Section 7, and Part 5(h) of the Schedule, and except for the assignment by way of security in favor of the Party B under the Pooling and Servicing Agreement, neither Party A nor Party B is permitted to assign, novate or transfer (whether by way of security or otherwise) as a whole or in part any of its rights, obligations or interests under this Agreement or any Transaction without the prior written consent of the other party; provided, however, that (i) Party A may make such a transfer of this Agreement pursuant to a consolidation or amalgamation with, or merger with or into, or transfer of substantially all of its assets to, another entity, or an incorporation, reincorporation or reconstitution, and (ii) Party A may transfer this Agreement to any Person, including, without limitation, another of Party A’s offices, branches or affiliates (any such Person, office, branch or affiliate, a "Transferee") on at least five Business Days’ prior written notice to Party B; provided that, with respect to clause (ii), (A) as of the date of such transfer the Transferee will not be required to withhold or deduct on account of a Tax from any payments under this Agreement unless the Transferee will be required to make payments of additional amounts pursuant to Section 2(d)(i)(4) of this Agreement in respect of such Tax (B) a Termination Event or Event of Default does not occur under this Agreement as a result of such transfer; (C) such notice is accompanied by a written instrument pursuant to which the Transferee acquires and assumes the rights and obligations of Party A so transferred; and (D) Party A will be responsible for any costs or expenses incurred in connection with such transfer.  Party B will execute such documentation as is reasonably deemed necessary by Party A for the effectuation of any such transfer.

Except as specified otherwise in the documentation evidencing a transfer, a transfer of all the obligations of Party A made in compliance with this Section 7 will constitute an acceptance and assumption of such obligations (and any related interests so transferred) by the Transferee, a novation of the transferee in place of Party A with respect to such obligations (and any related interests so transferred), and a release and discharge by Party B of Party A from, and an agreement by Party B not to make any claim for payment, liability, or otherwise against Party A with respect to, such obligations from and after the effective date of the transfer.

In addition, Party A may transfer this Agreement without the prior consent of Party B, to an affiliate that satisfies the Counterparty Rating Requirement or that has furnished a guarantee of the obligations under this Agreement from a guarantor that that satisfies the Counterparty Rating Requirement.

(j)

Notice of Certain Events or Circumstances.  Each party agrees, upon learning of the occurrence or existence of any event or condition that constitutes (or that with the giving of notice or passage of time or both would constitute) an Event of Default or Termination Event with respect to such party, promptly to give the other party  notice of such event or condition (or, in lieu of giving notice of such event or condition in the case of an event or condition that with the giving of notice or passage of time or both would constitute an Event of Default or Termination Event with respect to the party, to cause such event or condition to cease to exist before becoming an Event of Default or Termination Event); provided that failure to provide notice of such event or condition pursuant to this Part 5(j) shall not constitute an Event of Default or a Termination Event.

(k)

Regarding Party A.  To the actual knowledge of the Trustee, without any independent obligation of inquiry or investigation, Party B acknowledges and agrees that Party A has had and will have no involvement in and, accordingly Party A accepts no responsibility for:  (i) the establishment, structure, or choice of assets of the Trust; (ii) the selection of any person performing services for or acting on behalf of Party B or the Trust; (iii) the selection of Party A as the Counterparty; (iv) the terms of the Offered Certificates; (v) the preparation of or passing on the disclosure and other information contained in any offering circular for the Offered Certificates, the Pooling and Servicing Agreement, or any other agreements or documents used by any party in connection with the marketing and sale of the Offered Certificates (other than the information set forth under "Supplemental Interest Trust- Certain Information Concerning the Counterparty" in the preliminary Prospectus Supplement, dated May 26, 2006, in the Prospectus Supplement, dated June 2, 2006 with respect to the Offered Certificate).; (vi) the ongoing operations and administration of the Trust, including the furnishing of any information to Party B which is not specifically required under this Agreement; or (vii) any other aspect of the Trust’s existence.

(l)

Commodity Exchange Act.  Each party represents to the other party on and as of the date hereof and on each date on which a Transaction is entered into among them that:

(i)

such party is an “eligible contract participant” as defined in the U.S. Commodity Exchange Act (the “CEA”);

(ii)

neither this Agreement nor any Transaction has been executed or traded on a “trading facility” as such term is defined in the CEA; and

(iii)

such party is entering into each Transaction in connection with its business or a line of business and the terms of this Agreement and each Transaction have been individually tailored and negotiated.

(m)

Trustee Capacity.  It is expressly understood and agreed by the parties hereto that (i) this Agreement is executed and delivered by Deutsche Bank National Trust Company, not in its individual capacity, but solely as Trustee on behalf of the Trust created under the Pooling and Servicing Agreement in respect of the Saxon Asset Securities Trust 2006-2, in the exercise of the powers and authority conferred upon and vested in it thereunder, (ii) each of the representations,  warranties, covenants, undertakings and agreements herein made on the part of Party B has not been made or intended as a representation, warranty, covenant, undertaking or agreement by Deutsche Bank  National Trust Company , in its individual capacity, but is made and intended for the purpose of binding only the assets of the Trust available therefor in accordance with the terms of the Pooling and Servicing Agreement, (iii) nothing herein contained shall be construed as creating any liability on Deutsche Bank National Trust Company , in its individual capacity, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (iv) under no circumstances shall Deutsche Bank National Trust Company, in its individual capacity, be liable for the payment of any indebtedness or expenses of Party B or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by Party B under this Agreement or any other related document, as to all of which recourse shall be had solely to the assets of the Trust in accordance with the terms of the Pooling and Servicing Agreement.

(n) Fully-paid Party Protected. Notwithstanding the terms of Sections 5 and 6 of the Agreement or this Schedule, if Party B (or another person on its behalf) has satisfied its payment obligations under Section 2(a)(i) of the Agreement, then unless Party A is required pursuant to appropriate proceedings to return to Party B or otherwise returns to Party B upon demand of Party B any portion of such payment, (a) the occurrence of an event described in Section 5(a) (other than with respect to Section 5(a) (iii)) of the Agreement with respect to Party B shall not constitute an Event of Default with respect to Party B as the Defaulting Party and (b) Party A shall be entitled to designate an Early Termination Event pursuant to Section 6 of the Agreement only as a result of a Termination Event set forth in either 5(b)(i) or Section 5(b)(ii) of the Agreement with respect to Party A as the Affected Party or Section 5(b)(iii) of the Agreement with respect to Party A as the Burdened Party.  For purposes of the Transaction to which this Confirmation relates, Party B’s only obligation under Section 2(a)(i) of the Agreement is to pay (or cause to be paid) the Fixed Amount on the Fixed Rate Payer Payment Date and, to the extent of any Return Amount required to be Transferred by Party B under the Credit Support Annex, to transfer such Return Amounts in accordance with Credit Support Annex.

(o)

Compliance with Regulation AB

(1)

Party A acknowledges that for so long as there are reporting obligations with respect to this Transaction under the 1934 Act, the Depositor is required under Regulation AB under the Securities Act of 1933, as amended, and the 1934 Act, as amended (“Regulation AB”), to disclose certain information set forth in Regulation AB regarding Party A or its group of affiliated entities, if applicable, depending on the aggregate “significance percentage” of this Agreement (as such term is used in Regulation AB) and any other derivative contracts between Party A or its group of affiliated entities, if applicable, and Party B, as calculated from time to time in accordance with Item 1115 of Regulation AB.

(2)

Subject to the provisions of subsection 3) below, and so long as there are reporting obligations with respect to this Transaction under the 1934 Act, if the Depositor determines, reasonably and in good faith, in its sole discretion, that the significance percentage of this Agreement has increased to 9 percent, then the Depositor may request on such date of determination from Party A the same information set forth in Item 1115(b) of Regulation AB that would have been required if the significance percentage had in fact  increased to 10 percent (such request, a “Swap Disclosure Request” and such requested information, subject to the last sentence of this paragraph, is the “Swap Financial Disclosure”).  Party B or the Depositor shall provide Party A with the calculations and any other information reasonably requested by Party A with respect to the Depositor’s determination that led to the Swap Disclosure Request, provided that such determination of the significance percentage shall be in the Depositor’s sole discretion, exercised reasonably and in good faith.  The parties hereto further agree that the Swap Financial Disclosure provided to meet a Swap Disclosure Request under this subsection 2) may be, solely at Party A’s option, either the information set forth in Item 1115(b)(1) or Item 1115(b)(2) of Regulation AB.

(3)

So long as there are reporting obligations with respect to this Transaction under the 1934 Act, if the Depositor determines, reasonably and in good faith, in its sole discretion, that the significance percentage of this Agreement has increased to 19 percent, then the Depositor may make a Swap Disclosure Request to Party A on such date of determination for Swap Financial Disclosure that would have been required if the significance percentage had in fact increased to 20 percent (and, accordingly, consists of the information set forth in Item 1115(b)(2) of Regulation AB).  Party B or the Depositor shall provide Party A with the calculations and any other information reasonably requested by Party A with respect to the Depositor’s determination that led to the Swap Disclosure Request, provided that such determination of the significance percentage shall be in the Depositor’s sole discretion, exercised reasonably and in good faith.

(4)

Upon the occurrence of a Swap Disclosure Request, Party A, at its own expense, shall (i) provide the Depositor with the Swap Financial Disclosure, (ii) subject to Rating Agency Confirmation, secure another entity to replace Party A as party to this Agreement on terms substantially similar to this Agreement which entity is able to provide the Swap Financial Disclosure or (iii) subject to Rating Agency Confirmation, obtain a guaranty of Party A’s obligations under this Agreement from an affiliate of Party A that is able to provide the Swap Financial Disclosure, such that disclosure provided in respect of the affiliate will satisfy any disclosure requirements applicable to Party A, and cause such affiliate to provide Swap Financial Disclosure.  If permitted by Regulation AB, any required Swap Financial Disclosure may be provided by incorporation by reference from reports filed pursuant to the Securities Exchange Act.

The parties agree that the Depositor and Saxon Mortgage, Inc., in its capacity as sponsor, are third-party beneficiaries to Party A’s undertakings under this paragraph.

IN WITNESS WHEREOF, the parties have executed this Schedule by their duly authorized representatives as of the date of the Agreement.

CREDIT SUISSE INTERNATIONAL	DEUTSCHE BANK NATIONAL TRUST COMPANY, NOT IN ITS INDIVIDUAL CAPACITY, BUT SOLELY AS TRUSTEE FOR SAXON ASSET SECURITIES TRUST 2006-2

By: /s/Vittorio Scluloja Name: Vittorio Scluloja Title: Authorized Signatory	By: /s/ Karlene Benvenuto Name: Karlene Benvenuto Title: Authorized Signater

By: /s/ Barry Dixon Name: Barry Dixon Title :Authorized Signatory	By: /s/ Barbara Campbell Name: Barbara Campbell Title: Vice President

Elections and Variables

to the ISDA Credit Support Annex

dated as of  June 07, 2006

between

Credit Suisse International, an unlimited company incorporated under the laws of England and Wales ("Party A")	and	Deutsche Bank National Trust Company, not in its individual capacity, but solely as Trustee for the Saxon Asset Securities Trust 2006-2 ("Party B")

Paragraph 13.

(a)

Security Interest for "Obligations".

The term "Obligations" as used in this Annex includes the following additional obligations:

With respect to Party A:

None.

With respect to Party B:

None.

(b)

Credit Support Obligations.

(i)

Delivery Amount, Return Amount and Credit Support Amount.

(A)  "Delivery Amount" has the meaning specified in Paragraph 3(a).

(B)  "Return Amount" has the meaning specified in Paragraph 3(b).

(C)  "Credit Support Amount" has the meaning specified in Paragraph 3.

(ii)

Eligible Collateral.  On any date, the following items will qualify as "Eligible Collateral" for each party:

		Valuation Percentage

(A)	Cash	100%

(B)	negotiable debt obligations issued after 18 July 1984 by the U.S. Treasury Department having a residual on such date of less than 1 year	100%

(C)	negotiable debt obligations issued after 18 July 1984 by the U.S. Treasury Department having a residual maturity on such date equal to or greater than 1 year but less than 5 years	97%

(D)	negotiable debt obligations issued after 18 July 1984 by the U.S. Treasury Department having a residual maturity on such date equal to or greater than 5 years but less than 10 years	95%

(E)

(1) Agency Securities having a remaining stated maturity of up to ten years from the Valuation Date.  “Agency Securities” means unsecured, unsubordinated negotiable debt obligations issued by the Federal National Mortgage Association, the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation, or the Federal Home Loan Banks, but excluding Interest-only and principal-only securities.

(2)  Agency Securities having a remaining stated maturity of greater than ten years, but not more than 30 years, from the Valuation Date.

		97% 96%

(F)

In respect of a party, such other assets as the other party may from time to time specify in writing as qualifying as Eligible Collateral for the purpose of this Annex (provided that any such assets shall cease to qualify as Eligible Collateral if such other party subsequently specifies in writing that they shall no longer qualify as Eligible Collateral).  For the avoidance of doubt there are no other assets which, as of the date of this Annex, qualify as Eligible Collateral for either party.

		Such percentage as shall, from time to time, be specified by the other party as applying to such Eligible Collateral.

(iii)

Other Eligible Support.  With respect to a party, such Other Eligible Support as the other party may from time to time specify in writing as qualifying as "Other Eligible Support" and for the avoidance of doubt there are no items which qualify as Other Eligible Support for either party as of the date of this Annex.

(iv)

Thresholds.

(A)

"Independent Amount" means with respect to Party A and Party B: Zero.

(B)

"Threshold"  means with respect to Party A:

Infinity; provided, if Party A’s long-term credit rating falls below A (or its equivalent) from any of the Rating Agencies (as defined in the Schedule), then the Threshold with respect to Party A shall be zero.

"Threshold" means with respect to Party B:

Infinity

(C)

"Minimum Transfer Amount" means with respect to Party A:$250,000.

"Minimum Transfer Amount" means with respect to Party B:$250,000.

(D)

"Rounding".  The Delivery Amount and the Return Amount will be rounded up and down respectively to the nearest integral multiple of

$10,000.

(v)

For the avoidance of doubt, for the purposes of this Agreement, the Secured Party is Party B and the Pledgor is Party A.

(c)

Valuation and Timing.

(i)

"Valuation Agent" means, for purposes of Paragraphs 3 and 5, the party making the demand under Paragraph 3; for the purposes of Paragraph 4(d)(ii), the Secured Party receiving the Substitute Credit Support; and, for purposes of Paragraph 6(d), the Secured Party receiving or deemed to receive the Distributions or the Interest Amount, as applicable provided that where there has occurred and is continuing an Event of Default, Potential Event of Default or Specified Condition in respect of such party it shall not be a Valuation Agent and the other party shall be the Valuation Agent.

(ii)

"Valuation Date" means the first day of each calendar week that is a Local Business Day which, if treated as a Valuation Date, would result in a Delivery Amount or Return Amount; or such other Local Business Day that either party may elect to designate a Valuation Date by notice to the Valuation Agent.

(iii)

"Valuation Time" means the close of business in the city of the Valuation Agent on the Local Business Day before the Valuation Date or date of calculation, as applicable, provided that the calculations of Value and Exposure will be made as of approximately the same time on the same date.

(iv)

"Notification Time" means 4:00 p.m., London time, on a Local Business Day.

(d)

Conditions Precedent and Secured Party's Rights and Remedies.

(i)

Subject to Paragraphs 13(d)(ii) and 13(d)(iii), for the purposes of this Annex the following events will each be a "Specified Condition" for the party specified (that party being the Affected Party if the event occurs with respect to that party):

	Party A	Party B
- Illegality	X	X
- Credit Event Upon Merger	X	X
- Additional Termination Event(s):
An event which, with the giving of notice or the passage of time, or both, would constitute one or more of the foregoing events	X	X

(ii)

For the purposes of sub-Paragraphs 4(a)(ii), 8(a)(2) and 8(b), the words "Specified Condition" shall be deleted and the words "Termination Event" shall be substituted therefor and provided further that for the purposes of Paragraph 8(b) the words "or been designated" shall be deleted in their entirety;

(iii)

For the purposes of sub-Paragraph 8(a)(1) the words "Specified Condition" shall be deleted in their entirety.

(e)

Substitution.

(i)

"Substitution Date" has the meaning specified in Paragraph 4(d)(ii).

(ii)

Consent.  The Pledgor must obtain the Secured Party's prior consent to any substitution pursuant to Paragraph 4(d) and shall give to the Secured Party not less than two (2) Local Business Days notice thereof specifying the items of Posted Credit Support intended for substitution.

(iii)

Return Procedure.  In Paragraph 4(d)(ii) the words "not later than the Local Business Day following" shall be deleted and replaced with the words "as soon as practical after".

(f)

Dispute Resolution.

(i)

"Resolution Time" means 4:00 p.m. London time on the Local Business Day following the date on which the notice of the dispute is given under Paragraph 5.

(ii)

Value.  For the purpose of Paragraphs 5(i)(C) and 5(ii), on any date, the Value of Eligible Collateral and Posted Collateral will be calculated as follows:

(A)

with respect to any Cash; the amount thereof;

(B)

with respect to any Eligible Collateral comprising securities; the sum of (a)(x) the last mid-market price on such date for such securities on the principal national securities exchange on which such securities are listed, multiplied by the applicable Valuation Percentage or (y) where any such securities are not listed on a national securities exchange, the mid-market price for such securities quoted as at the close of business on such date by any principal market maker for such securities chosen by the Valuation Agent, multiplied by the applicable Valuation Percentage or (z) if no such bid price is listed or quoted for such date, the last mid-market price listed or quoted (as the case may be), as of the day next preceding such date on which such prices were available; multiplied by the applicable Valuation Percentage; plus (b) the accrued interest on such securities (except to the extent that such interest shall have been paid to the Pledgor pursuant to Paragraph 6(d)(ii) or included in the applicable price referred to in subparagraph (a) above) as of such date; and

(C)

with respect to any Eligible Collateral other than Cash and securities; the fair market value of such Eligible Collateral on such date, as determined in any reasonable manner chosen by the Valuation Agent, multiplied by the applicable Valuation Percentage.

(iii)

Alternative.  The provisions of Paragraph 5 will apply provided that the obligation of the appropriate party to deliver the undisputed amount to the other party will not arise prior to the time that would otherwise have applied to the Transfer pursuant to, or deemed made, under Paragraph 3 if no dispute had arisen.

(g)

Holding and Using Posted Collateral.

(i)

Eligibility to Hold Posted Collateral; Custodians:

Party A:

Not applicable

Party B or its Custodian will be entitled to hold Posted Collateral pursuant to Paragraph 6(b); provided that

(1)

whichever of Party B or its Custodian that is holding Posted Collateral, shall at all times have a long term debt or deposit rating of at least A from Standard & Poor's Ratings Services, a division of McGraw-Hill Inc. and at least A2 from Moody's Investors Service, Inc. (or their respective successors) and have net capital in excess of US$500 million;

(2)

the Custodian for Party B shall first be approved by Party A and shall be an account holder in the U.S. Federal Reserve System; and

(3)

Party B is not a Defaulting Party.

(h)

Distributions and Interest Amount.

(i)

Interest Rate.  The "Interest Rate" will be, the effective rate for Federal Funds, as published on Telerate Page 118, provided that if, for any reason, Telerate Page 118 should be unavailable the Interest Rate shall be such rate as the Secured Party shall reasonably determine.

(ii)

Transfer of Interest Amount.  The Transfer of the Interest Amount will be made on the second Local Business Day following the end of each calendar month, to the extent that a Delivery Amount would not be created or increased by that transfer in which event such Interest Amount will be retained by the Secured Party, and on any Local Business Day on which all Posted Collateral in the form of Cash is Transferred to the Pledgor pursuant to Paragraph 3(b).

(iii)

Alternative to Interest Amount.  The provisions of Paragraph 6(d)(ii) will apply and for the purposes of calculating the Interest Amount the amount of interest calculated for each day of the Interest Period shall be compounded daily.

(i)

Additional Representation(s).  There are no additional representations by either party.

(j)

Other Eligible Support and Other Posted Support.

(i)

"Value" with respect to Other Eligible Support and Other Posted Support shall have such meaning as the parties shall agree in writing from time to time.

(ii)

"Transfer" with respect to Other Eligible Support and Other Posted Support shall have such meaning as the parties shall agree in writing from time to time.

(k)

Demands and Notices.  All demands, specifications and notices under this Annex will be made pursuant to the Addresses for Notices Section of this Agreement, save that any demand, specification or notice:

(i)

shall be given to or made at the following addresses:

If to Party A:

Address:

One Cabot Square

London E14 4QJ

England.

Telephone:

44 20 7883 5324

Facsimile:

44 20 7883 7987

Attention:

Collateral Management Unit

or at such other address as the relevant party may from time to time designate by giving notice (in accordance with the terms of this paragraph) to the other party;

(ii)

shall (unless otherwise stated in this Annex) be deemed to be effective at the time such notice is actually received unless such notice is received on a day which is not a Local Business Day or after the Notification Time on any Local Business Day in which event such notice shall be deemed to be effective on the next succeeding Local Business Day.

(l)

Address for Transfers.

Party A:  To be notified to Party B by Party A at the time of the request for the Transfer.

Party B:

Name: Deutsche Bank National Trust Company

ABA#: 021001033

Account #: 01419663

Account Name: NYLTD FUNDS CONTROL/STARS WEST

REF.: SX0602-Swap Payment

(m)

Other Provisions.

(i)

Additional Definitions.  As used in this Annex:

"Equivalent Collateral" means, with respect to any security constituting Posted Collateral, a security of the same issuer and, as applicable, representing or having the same class, series, maturity, interest rate, principal amount or liquidation value and such other provisions as are necessary for that security and the security constituting Posted Collateral to be treated as equivalent in the market for such securities;

"Local Business Day" means: (i) any day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in London, and (ii) in relation to a Transfer of Eligible Collateral, a day on which the clearance system agreed between the parties for the delivery of Eligible Collateral is open for acceptance and execution of settlement instructions (or in the case of a Transfer of Cash or other Eligible Collateral for which delivery is contemplated by other means, a day on which commercial banks are open for business (including dealings for foreign exchange and foreign deposits) in New York and such other places as the parties shall agree);

(ii)

Transfer Timing

(a)

Paragraph 4(b) shall be deleted and replaced in its entirety by the following paragraph:

"Subject to Paragraphs 4(a) and 5 and unless otherwise specified, if a demand for the Transfer of Eligible Credit Support or Posted Credit Support is made by the Notification Time, then the relevant Transfer will be made not later than the close of business on the second Local Business Day thereafter;  if a demand is made after the Notification Time then the relevant Transfer will be made not later than the close of business on the third Local Business Day thereafter."

(b)

Paragraph 6(d)(1) shall be amended so that the reference therein to "the following Local Business Day" shall be replaced by reference to "the second Local Business Day thereafter".

(iii)

Events of Default

Paragraph 7 shall be amended so that the references in Paragraph 7(i), Paragraph 7(ii) and Paragraph 7(iii) to "two Local Business Days", "five Local Business Days" and "thirty days" respectively, shall instead be replaced by "one Local Business Day", "three Local Business Days" and "three Local Business Days" respectively.

(iv)

Holding Collateral

The Secured Party shall cause any Custodian appointed hereunder to open and maintain a segregated account and to hold, record and identify all the Posted Collateral in such segregated account and, subject to Paragraphs 6(c) and 8(a), such Posted Collateral shall at all times be and remain the property of the Pledgor and shall at no time constitute the property of, or be commingled with the property of, the Secured Party or the Custodian.

IN WITNESS WHEREOF, the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.

CREDIT SUISSE INTERNATIONAL	DEUTSCHE BANK NATIONAL TRUST COMPANY, NOT IN ITS INDIVIDUAL CAPACITY, BUT SOLELY AS TRUSTEE FOR SAXON ASSET SECURITIES TRUST 2006-2
By: /s/ Vittorio Scluloja Name: Vittorio Scluloja Title: Authorized Signatory Date: By: /s/ Barry Dixon Name: Barry Dixon Title: Authorized Signatory Date:	By: /s/ Karlene Benvenuto Name: Karlene Benvenuto Title: Authorized Signer Date: 6/7/06

Dear Sirs,

The purpose of this letter agreement (this "Confirmation") is to confirm the terms and conditions of the Swap Transaction entered into between us on the Trade Date specified below (the "Swap Transaction").  This Confirmation constitutes a "Confirmation" as referred to in the Agreement specified below.

In this Confirmation "CSIN" means Credit Suisse International and "Counterparty" means  Deutsche Bank National Trust Company, not in its individual capacity but solely as trustee for  Saxon Asset Securities Trust 2006-2

1.

The definitions and provisions contained in the 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.) are incorporated into this Confirmation.  In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA Master Agreement dated as of 07 June 2006 as amended and supplemented from time to time (the "Agreement"), between you and us. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

Any term used, but not defined, herein shall have the meaning specified in the pooling and servicing agreement (the “Pooling and Servicing Agreement”) among Saxon Asset Securities Company, as Depositor, Saxon Mortgage Services, Inc. as Servicer, Saxon Mortgage, Inc. as Master Servicer, and Deutsche Bank National Trust, as Trustee, dated as of May 1, 2006, as amended from time to time.

CSIN and Counterparty each represents to the other that it has entered into this Swap Transaction in reliance upon such tax, accounting, regulatory, legal, and financial advice as it deems necessary and not upon any view expressed by the other.

2.

The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

Transaction Type:

Rate Cap Transaction

Notional Amount:

USD 259,505,659.04, subject to amortization as set out in the Additional Terms

Trade Date:

26 May 2006

Effective Date:

07 June 2006

Termination Date:

25 August 2006, subject to adjustment in accordance with the Following Business Day Convention

Fixed Amounts:

Fixed Amount  Payer:

Counterparty

Fixed Amount  Payer

Payment Date:

07 June 2006, subject to adjustment in accordance with the Following Business Day Convention

Fixed Amount:

USD 5,000

Floating Amounts:

Floating Rate  Payer:

CSIN

Floating Rate Payer

Period End Dates:

25 July 2006 and Termination Date, subject to adjustment in accordance with the Following Business Day Convention using

Floating Rate Payer

Payment Dates:

One Business Day prior to each Floating Rate Payer Period End Date

Floating Rate Payer

Initial Calculation Period

From and including 26 June 2006 up to but excluding the Floating Rate Payer Period End Date scheduled to occur on 25 July 2006.

Cap Rate:

See Additional Terms for the Related Calculation Period

Floating Rate Option:

USD-LIBOR-BBA

Designated Maturity:

1 month

Spread:

None

Floating Rate

Day Count Fraction:

Actual/360

Reset Dates:

One London Banking Day Day prior to the first day of each Floating Rate Payer Calculation Period

Compounding:

Inapplicable

Business Days:

New York

Calculation Agent:

CSIN

Account Details:

Payments to CSIN:

As advised separately in writing

Payments to Counterparty:

Name: Deutsche Bank National Trust Company

ABA#: 021001033

Account #: 01419663

Account Name: NYLTD FUNDS CONTROL/STARS WEST

REF.: SX0602-Swap Payment

For the purpose of facilitating this Transaction, an Affiliate of CSIN, which is organized in the United States of America (the "Agent"), has acted as agent for CSIN.  The Agent is not a principal with respect to this Transaction and shall have no responsibility or liability to the parties as a principal with respect to this Transaction.

Credit Suisse International is authorized and regulated by the Financial Services Authority and has entered into this transaction as principal.  The time at which the above transaction was executed will be notified to Counterparty on request.

ADDITIONAL TERMS

Cap Schedule

Calculation Period up to but excluding the Period End Date, subject to adjustment, scheduled to occur on:	Notional Amount:	Cap Rate:
25-July-2006	USD 259,505,659.04	6.30%
25-August-2006	USD 254,939,376.67	7.52%

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.

 Yours faithfully,

Credit Suisse International

 By:/s/Vittorio Scluloja

Name: Vittorio Scluloja

Title: Authorized Signatory

Confirmed as of the date first written above:

Deutsche Bank National Trust Company, not in its individual capacity but solely as trustee for Saxon Asset Securities Trust 2006-2

By:   /s/Karlene Benevuto

Name: Karlene Benevuto

Title:  Authorized Signer

Our Reference No: External ID:  53126172N3 / Risk ID: 447468823